JOINT VENTURE AGREEMENT


THIS AGREEMENT dated for reference March 28, 1999 is made

BETWEEN:

          VEGA-ATLANTIC CORPORATION, a company duly incorporated under the laws of the State of Colorado, and having its registered office at 5000 Birch Street, West Tower, Suite 4000 Newport Beach, California 92660

          (hereinafter called the "Purchaser")
                                                OF THE FIRST PART

AND:

          GENEVA RESOURCES, INC., a company duly incorporated under the laws of the State of Nevada and having its registered office at 219 Broadway, #505 Laguna Beach, CA 92651

          (hereinafter called the "Vendor")
                                                OF THE SECOND PART


WHEREAS:

A. The Vendor is the sole beneficial owners (subject to the paramount interest of the United States) of 213 (TWO HUNDRED, AND THIRTEEN) unpatented lode mining claims (hereinafter called "the Vega Claims") located in Camas County in the State of Idaho as set out in Appendix A to this Agreement. The Vendor has the right to explore and develop the said Vega Claims subject to obtaining the necessary State, Federal, and Municipal permits as required by law.

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase 51% of the rights to the Vega Claims for 500,000 restricted 144 shares in the capital of Vega-Atlantic Corporation.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of 500,000 restricted 144 shares in the capital of Vega-Atlantic Corporation and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. PURCHASE AND SALE

On the basis of the warranties and representations of the Vendor set forth in paragraph 3 and subject to the general terms of this Agreement as set forth in paragraph 2, the Purchaser agrees to buy from the Vendor and on the basis of the warranties and representations of the Purchaser set forth in paragraph 4 and subject to the general terms of this Agreement as set forth in paragraph 2, the Vendor agrees to sell to the Purchaser on the Closing Date a 51% interest in 213 (TWO HUNDRED, AND THIRTEEN) 18-20 acre unpatented lode mining claims (hereinafter called "the Vega Claims") located in Camas County in the State of Idaho as set out in Appendix A to this Agreement.

2. JOINT VENTURE TERMS

(a) The Purchaser agrees to contribute all future capital required in the further exploration, and if required, mining operations of the said herebefore mentioned Idaho claims as is required by annual budgeted property exploration and development work programs.

(b) It is the understanding of both the Purchaser and the Vendor that the Purchaser and the Vendor shall participate jointly in net mining profits after all expenses are deducted according to their pro-rata ownership of the claims after all invested capital by the Purchaser has been repatriated. It is further the understanding of both the Purchaser and the Vendor that the Purchaser and the Vendor agree that until all invested capital of the Purchaser is repaid, that the joint participation in net mining profits will be 80% to the Purchaser and 20% to the Vendor.

(c) The Purchaser and the Vendor warrant the ownership percentages of the Vega claims by the Purchaser and the Vendor shall change where the annual calendar year work program contributions made by the Purchaser are less than the adopted minimum budget totals mutually agreed upon between parties to this agreement. If the Purchaser defaults in making an agreed contribution required by the approved work program outlined in this agreement, the non-defaulting party may advance the defaulted contribution on behalf of the defaulting participant and treat the same, together with any accrued interest, as a demand loan bearing interest from the date of the advance at prime plus 3% per annum. The failure by the defaulting party to repay said loan upon demand shall be default. The Purchaser hereby grants to the Vendor a lien upon its interest in the Vega claims as a security interest. The non-defaulting party may elect the transfer of the defaulting party's ownership interest as a remedy in direct proportion to the magnitude of default. The defaulting party's interest of the Vega claims to be transferred shall be the defaulting party's current interest times the following calculation: (the sum of the defaulting party's work program contribution default to any annual budget date divided by all of the Vendor work program contributions since the date of this agreement to the date of the default calculation.

The Purchaser acknowledges that if and when the Purchaser's working interest is reduced to less than 40% by its potential incapacity to fund the approved minimum annual work programs and budgets, the Vendor may exercise its rights to assume the operators role.

(d) The Purchaser agrees to fund according to a minimum budget mutually agreed upon by the parties to this agreement for each year commensurate with the exploration prospect results. If the Purchaser and Vendor do not obtain mutual agreement with regard to the annual minimum work program budget for succeeding years, or the Purchaser is unable to provide the desired work program budget, the Purchaser shall not be prevented from assigning this agreement and its then ownership position in the Vega claims to a third party who is able to reach agreement with the Vendor regarding minimum work program budget funding, such agreement is subject to agreement of the Purchaser, but may not be reasonably withheld.

3. VENDOR REPRESENTATIONS, WARRANTIES AND COVENANTS

     The Vendor represents and warrants to the Purchaser as representations and warranties which are true and correct as of the date hereof that:

3.1 The Vendor is a resident of Nevada for matters relating to jurisdiction of taxation. Geneva Resources, Inc. is a non-reporting private company duly incorporated under the laws of Nevada, validly existing, and is in good standing to carry on business in its intended place(s) of business.

3.2 The performance of this agreement will not be in violation of the Memorandums or Articles of the Vendor or of any agreement to which the Vendor are a party and will not give any person or company any right to terminate or cancel any agreement or any right enjoyed by the Vendor and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of the Vendor.

3.3 The business of the Vendor now and until the Closing Date will be conducted and maintained in the manner that is normal to that business.

3.4 The representations, warranties, covenants and agreements by the Vendor in this agreement or any certificates or documents delivered pursuant to the provisions hereof or in connection with the transaction contemplated hereby shall be true at and as of the time of closing as though such representations and warranties were made at and as of such time. Notwithstanding any investigations or enquiries made by the Purchaser prior to the closing or the waiver of any condition by the Purchaser, the representations, warranties, covenants and agreements of the Vendor shall survive the closing date and notwithstanding the closing of the purchase and sale herein provided for, shall continue in full force and effect.

3.5 There is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of the Vendor threatened against or affecting the Vendor at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency.

4. PURCHASER REPRESENTATIONS, WARRANTIES AND COVENANTS

     The Purchaser represents and warrants to the Vendor as representations and warranties which are true and correct as of the date hereof that:

4.1 The Purchaser is a resident of Colorado for matters relating to jurisdiction of taxation. The Purchaser is a non-reporting public company duly incorporated under the laws of Colorado, validly existing, and is in good standing to carry on business in its intended place(s) of business.

4.2 There is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of the Purchaser threatened against or affecting the Purchaser at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency.

4.3 The Purchaser holds all permits, licenses, and consents issued by any Federal, Provincial, Regional or Municipal Government or Agency thereof that are necessary or desirable in connection with the operations of the Company.

4.4 The performance of this agreement will not be in violation of the Memorandum or Articles of the Purchaser or of any agreement to which the Vendor is a party and will not give any person or company any right to terminate or cancel any agreement or any right enjoyed by the Purchaser and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of the Purchaser.

4.5 The business of the Purchaser now and until the Closing Date will be conducted and maintained in the manner that is normal for that business.

4.6 The Purchaser is not aware of any adverse claim or claims that may affect title to or exclusive possession and use of the assets of the Purchaser.

4.7 The representations, warranties, covenants and agreements by the Purchaser in this Agreement or any certificates or documents delivered pursuant to the provisions hereof or in connection with the transaction contemplated hereby shall be true at and as of the time of closing as though such representations and warranties were made at and as of such time. Notwithstanding any investigations or enquiries made by the Vendor prior to closing or the waiver of any condition by the Vendor, the representations, warranties, covenants and agreements of the Purchaser shall survive the Closing Date and notwithstanding the closing of the purchase and sale herein provided for, shall continue in full force and effect.

5. GENERAL PROVISIONS

5.1 Time shall be of the essence in this Agreement.

5.2 This Agreement contains the whole agreement between the Vendor and the Purchaser in respect of the purchase and sale contemplated hereby and there are no warranties, representations, terms and conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this Agreement.

5.3 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

5.4 This Agreement shall be construed in accordance with the laws of the State of Nevada. All references to sums of money shall be deemed to refer to the legal tender of the United States.


6. CLOSING DATE

6.1 The closing of the Purchase & Sale contemplate by this Agreement will take place in the offices of Mr. Max Tanner at 2950 East Flamingo, Suite G, Las Vegas, Nevada 89121 on May 18, 1999.

6.2 At the closing, or at an alternative date mutually agreed to by the parties to this Agreement, the Vendor deliver shall deliver 500,000 common restricted shares of Vega-Atlantic Corporation registered in the name of the Vendor, such share certificate executed for free and unencumbered transfer to the Vendor by the Purchaser as at the date of the closing.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

                                                     VEGA-ATLANTIC CORPORATION
                                                     By:


                                                     /s/ Grant Atkins
                                                     ----------------
                                                     Grant Atkins, President


                                                     GENEVA RESOURCES, INC.
                                                     By:


                                                     /s/ Marcus Johnson
                                                     ------------------
                                                     Marcus Johnson, Director




Share Purchase Agreement, March 28, 1999

APPENDIX A - THE VEGA CLAIMS LISTING - 213 CLAIMS - IDAHO

  Vega           BLM
Claim #'s      IMC#'s

    1          181514       41          181554         81          181594
    2          181515       42          181555         82          181595
    3          181516       43          181556         83          181596
    4          181517       44          181557         84          181597
    5          181518       45          181558         85          181598
    6          181519       46          181559         86          181599
    7          181520       47          181560         87          181600
    8          181521       48          181561         88          181601
    9          181522       49          181562         89          181602
   10          181523       50          181563         90          181603
   11          181524       51          181564         91          181604
   12          181525       52          181565         92          181605
   13          181526       53          181566         93          181606
   14          181527       54          181567         94          181607
   15          181528       55          181568         95          181608
   16          181529       56          181569         96          181609
   17          181530       57          181570         97          181610
   18          181531       58          181571         98          181611
   19          181532       59          181572         99          181612
   20          181533       60          181573         100         181613
   21          181534       61          181574         101         181614
   22          181535       62          181575         102         181615
   23          181536       63          181576         103         181616
   24          181537       64          181577         104         181617
   25          181538       65          181578         105         181618
   26          181539       66          181579         106         181619
   27          181540       67          181580         107         181620
   28          181541       68          181581         108         181621
   29          181542       69          181582         109         181622
   30          181543       70          181583         110         181623
   31          181544       71          181584         111         181624
   32          181545       72          181585         112         181625
   33          181546       73          181586         113         181626
   34          181547       74          181587         114         181627
   35          181548       75          181588         115         181628
   36          181549       76          181589         116         181629
   37          181550       77          181590         117         181630
   38          181551       78          181591         118         181631
   39          181552       79          181592         119         181632
   40          181553       80          181593         120         181633

   121         181634      158         181671        195         181708
   122         181635      159         181672        196         181709
   123         181636      160         181673        197         181710
   124         181637      161         181674        198         181711
   125         181638      162         181675        199         181712
   126         181639      163         181676        200         181713
   127         181640      164         181677        201         181714
   128         181641      165         181678        202         181715
   129         181642      166         181679        203         181716
   130         181643      167         181680        204         181717
   131         181644      168         181681        205         181718
   132         181645      169         181682        206         181719
   133         181646      170         181683        207         181720
   134         181647      171         181684        208         181721
   135         181648      172         181685        209         181722
   136         181649      173         181686        210         181723
   137         181650      174         181687        211         181724
   138         181651      175         181688        212         181725
   139         181652      176         181689        213         181726
   140         181653      177         181690
   141         181654      178         181691
   142         181655      179         181692
   143         181656      180         181693
   144         181657      181         181694
   145         181658      182         181695
   146         181659      183         181696
   147         181660      184         181697
   148         181661      185         181698
   149         181662      186         181699
   150         181663      187         181700
   151         181664      188         181701
   152         181665      189         181702
   153         181666      190         181703
   154         181667      191         181704
   155         181668      192         181705
   156         181669      193         181706
   157         181670      194         181707